                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                October 25, 2002
                                ----------------

                       COCA-COLA BOTTLING CO. CONSOLIDATED
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-9286                   56-0950585
       --------------               ----------------        ------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)



              4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (704) 557-4400
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

The Registrant issued a press release on October 25, 2002 covering the results of the third quarter of 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (a)  Financial Statements. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Exhibits. The following exhibit is filed herewith:

          99.1      Press release issued on October 25, 2002.


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                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                           COCA-COLA BOTTLING CO. CONSOLIDATED
                           -----------------------------------
                                      (REGISTRANT)

Date:  October 30, 2002    BY:        /s/ David V. Singer
                              -----------------------------------
                                       David V. Singer
                              Principal Financial Officer of the Registrant
                                                 and
                           Executive Vice President and Chief Financial Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC

                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Date of Event Reported:                              Commission File No:
October 25, 2002                                             0-9286

                       COCA-COLA BOTTLING CO. CONSOLIDATED

                                  EXHIBIT INDEX

Exhibit No.                           Exhibit Description
-----------                           -------------------
99.1                                  Press release issued on October 25, 2002.